                                                                      Exhibit 24
                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.


                                            /s/ William W. Adams
                                            ________________________________
                                                  William W. Adams

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.



                                           /s/ Lawrence T. Babbio, Jr.
                                           --------------------------------
                                               Lawrence T. Babbio, Jr.

                                                             Exhibit 24



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                           /s/ Thomas E. Bolger
                                           ________________________________
                                                 Thomas E. Bolger

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                            /s/ Frank C. Carlucci
                                           --------------------------------
                                                 Frank C. Carlucci

                                                                      Exhibit 24
                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                           /s/ James G. Cullen
                                           ________________________________
                                                James G. Cullen

                                                                      Exhibit 24


                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.



                                           /s/ James H. Gilliam, Jr.
                                           --------------------------------
                                               James H. Gilliam, Jr.

                                                                      Exhibit 24


                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                            /s/ Thomas H. Kean
                                           --------------------------------
                                                Thomas H. Kean

                                                           Exhibit 24



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.


                                           /s/ John F. Maypole
                                           ________________________________
                                                 John F. Maypole

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.


                                           /s/ Joseph Neubauer
                                           ________________________________
                                                 Joseph Neubauer

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.


                                           /s/ Thomas H. O'Brien
                                           ________________________________
                                                Thomas H. O'Brien

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                             /s/ Eckhard Pfeiffer
                                           ________________________________
                                                 Eckhard Pfeiffer

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 21st day of March, 1997.


                                             /s/ Rozanne L. Ridgway
                                             ________________________________
                                                Rozanne L. Ridgway

                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William O. Albertini, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.



                                            /s/ Raymond W. Smith
                                           ________________________________
                                                Raymond W. Smith

                                                                      Exhibit 24
                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1997.


                                             /s/ Doreen A. Toben
                                           ___________________________
                                                 Doreen A. Toben

                                                                      Exhibit 24
                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint Raymond W. Smith and William O. Albertini, or either of them (with full power to act without the other), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all amendments thereto for filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, and generally to do and perform all things which such attorneys, or any of them, may deem necessary or advisable in connection with the preparation, signing and filing of such Annual Report as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of March, 1997.


                                             /s/ Shirley Young
                                           ________________________________
                                                 Shirley Young